INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9 - INCOME TAXES

The Company generated operating losses for the years ended December 31, 2015 and December 31, 2014 which are not benefitted for tax accounting purposes. The Company accounts for its state franchise and minimum taxes as a component of its general and administrative expenses. Accordingly, the Company has recorded no current or deferred income tax expense for the years ended December 31, 2015 and December 31, 2014.

A reconciliation of the federal statutory income tax rate to the Company's effective income tax rate is as follows:

	Year Ended December 31,
	2015	2014
Federal statutory income tax rate	(34.0)%	(34.0)%
State income taxes, net of federal benefit	(3.0)	(5.3)
Stock based compensation	0.2	15.4
Acquisition expenses	0.0	6.2
Permanent differences	16.5	1.3
Other	1.5	1.5
Change in valuation allowance	18.8	14.9

Provision for income taxes	0.0%	0.0%

Significant components of the Company's deferred income taxes are shown below:

	Year Ended December 31,
	2015	2014
Deferred tax assets:
Net operating loss carryforwards	$1,785,000	$1,785,000
Fixed assets	3,000	2,000
Stock based compensation	—	—

Total deferred tax assets	1,788,000	1,787,000

Deferred tax liabilities
Stock based compensation	(128,000)	(122,000)
Other accruals	(32,000)	(31,000)
Total deferred tax liabilities	(160,000)	(153,000)
Net deferred tax assets
Valuation allowance	(1,628,000)	(1,634,000)

Net deferred tax liability	$—	$—

The Company has established a valuation allowance against net deferred tax assets due to the uncertainty that such assets will be realized. The Company periodically evaluates the recoverability of the deferred tax assets. At such time as it is determined that it is more likely than not that deferred tax assets will be realizable, the valuation allowance will be reduced. The valuation allowance decreased by $6,000 for the year ended December 31, 2015.

At December 31, 2015, the Company has federal and state net operating losses, or NOL, carryforwards of approximately $4.5 million and $4.5 million, respectively. The federal and state NOL carryforwards begin to expire in 2032.

The above NOL carryforward may be subject to an annual limitation under Section 382 and 383 of the Internal Revenue Code of 1986, and similar state provisions if the Company experienced one or more ownership changes which would limit the amount of NOL and tax credit carryforwards that can be utilized to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382 and 383, results from transactions increasing ownership of certain stockholders or public groups in the stock of the corporation by more than 50 percentage points over a three-year period. The Company has not completed an IRC Section 382/383 analysis.  If a change in ownership were to have occurred, NOL and tax credit carryforwards could be eliminated or restricted. If eliminated, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance. Due to the existence of the valuation allowance, limitations created by future ownership changes, if any, will not impact the Company’s effective tax rate.

The Company files income tax returns in the United States, and various state jurisdictions. Due to the Company’s losses incurred, the Company is essentially subject to income tax examination by tax authorities from inception to date. The Company’s policy is to recognize interest expense and penalties related to income tax matters as tax expense. At December 31, 2015, there are no unrecognized tax benefits, and there are no significant accruals for interest related to unrecognized tax benefits or tax penalties.